SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2003

Greenville First Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

South Carolina	333-83851	58-2459561
(State of Incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

112 Haywood Road, Greenville, S.C.  29607
(Address of Principal Executive Offices)

Registrant's Telephone Number, including area code:  (864) 679-9000

Item 12.  Results of Operations and Financial Condition.

On October 7, 2003, Greenville First Bancshares, Inc., holding company for Greenville First Bank, NA, issued a press release announcing a 3 for 2 stock split and announcing its financial results for the third quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENVILLE FIRST BANCSHARES, INC. By: /s/ James M. Austin, III —————————————— Name: James M. Austin, III Title: Chief Financial Officer

Dated: October 7, 2003

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